Real Estate - Real Estate (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Real Estate Properties [Line Items]
Entitled, developed and under development projects	$ 361,827	$ 383,026
Undeveloped land (includes land entitlement)	82,688	80,076
Carrying value	100,855	129,220
Accumulated depreciation	(28,220)	(26,955)	(23,438)	(24,417)
Net carrying value	72,635	102,265
Total Real Estate	$ 517,150	$ 565,367